PUTNAM FUNDS

Plan pursuant to Rule 18f-3(d) under the
Investment Company Act of 1940

Effective November 1, 1999, as most recently amended March 21, 2014

Each of the open-end investment companies managed by Putnam Investment Management, LLC (each a “Fund” and, together, the “Funds”) may from time to time issue one or more of the following classes of shares: Class A shares, Class B shares, Class C shares, Class M shares, Class R shares, Class R5 shares, Class R6 shares, Class T shares and Class Y shares. Each class is subject to such investment minimums and other conditions of eligibility as are set forth in the Funds’ registration statements or prospectuses and statements of additional information as from time to time in effect. The differences in expenses among these classes of shares, and the conversion and exchange features of each class of shares, are set forth below in this Plan. Except as noted below, expenses are allocated among the classes of shares of each Fund based upon the net assets of each Fund attributable to shares of each class. This Plan is subject to change, to the extent permitted by law and by the Agreement and Declaration of Trust and By-laws of each Fund, by action of the Trustees of each Fund. This Plan does not apply to the shares of Putnam Variable Trust or any other open-end investment company managed by Putnam Investment Management, LLC that may from time to time maintain a separate plan pursuant to Rule 18f-3 under the Investment Company Act of 1940.

CLASS A SHARES

Distribution and Service Fees

Class A shares pay distribution and service fees pursuant to plans (the “Class A Plans”) adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”). Class A shares also bear any costs associated with obtaining shareholder approval of the Class A Plans or any amendment to a Class A Plan. Pursuant to the Class A Plans, Class A shares may pay up to 0.35% of the relevant Fund’s average net assets attributable to the Class A shares (which percentage may be less for any Fund, as described in the Fund’s registration statement or prospectuses and statements of additional information as from time to time in effect). Amounts payable under the Class A Plans are subject to such further limitations as the Trustees may from time to time determine and as set forth in the registration statement or prospectus or statement of additional information of each Fund as from time to time in effect.

Investor Servicing Fees

Investor servicing fees (determined pursuant to the Memorandum regarding Investor Servicing Compensation Arrangements for the Funds as from time to time in effect) that are not specifically payable by Class R5 or Class R6 shares are allocated among the other classes of shares (Class A shares, Class B shares, Class C shares, Class M shares, Class R shares, Class T shares and Class Y shares, as applicable) of each Fund based on the net assets of each Fund attributable to shares of each class.

Conversion Features

Class A shares do not convert to any other class of shares.

Exchange Features

Class A shares of any Fund other than Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund may be exchanged, at the holder’s option, for Class A shares of any other Fund that offers Class A shares, without the payment of a sales charge, provided that Class A shares of such other Fund are available to residents of the relevant state.

Class A shares of Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund may be exchanged, at the holder’s option, for Class A, Class B or Class C shares of any other Fund that offers such classes of shares in the relevant state without the current payment of a contingent deferred sales charge (a “CDSC”), but, in the case of exchanges for Class A shares of another Fund, may be subject to a front-end sales charge upon such exchange. The holding period for determining any CDSC applicable to the shares received in such exchange will include the holding period of the shares exchanged, and will be calculated using the schedule of any Fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such Class A shares.

In addition, Class A shares of Putnam Money Market Fund that are offered in conjunction with Class Y shares of other Putnam Funds may be exchanged, at the holder’s option, for Class Y shares of such other Funds without the payment of a CDSC.

Class A shares of any Fund held by a shareholder eligible to purchase Class Y shares may also be exchanged, at the holder’s option, for Class Y shares of the same Fund, provided that the Class A shares are no longer subject to a CDSC and provided that Class Y shares of such Fund are available to residents of the relevant state.

Class A shares of any Fund held by a shareholder eligible to purchase Class R5 shares may also be exchanged, at the holder’s option, for Class R5 shares of the same Fund, provided that the Class A shares are no longer subject to a CDSC, provided that Class R5 shares of such Fund are available to residents of the relevant state and further provided that Class R5 shares of such Fund are available through the relevant retirement plan. No sales charges or other charges will apply to any such exchange.

Class A shares of any Fund held by a shareholder eligible to purchase Class R6 shares may also be exchanged, at the holder’s option, for Class R6 shares of the same Fund, provided that the Class A shares are no longer subject to a CDSC, provided that Class R6 shares of such Fund are available to residents of the relevant state and further provided that Class R6 shares of such Fund are available through the relevant retirement plan. No sales charges or other charges will apply to any such exchange.

(i) The same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record, (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange. None of the Putnam funds, Putnam Retail Management or Putnam Investor Services are responsible for any determinations made, or any actions taken, by a shareholder’s dealer of record in respect of same-fund exchanges.

Initial Sales Charge

Class A shares are offered at a public offering price that is equal to their net asset value (“NAV”) plus a sales charge of up to 5.75% of the public offering price (which maximum may be less for any Fund, as described in the Fund’s registration statement or prospectus or statement of additional information as from time to time in effect). The sales charges on Class A shares are subject to reduction or waiver as permitted by Rule 22d-1 under the 1940 Act and as described in the applicable Fund registration statement or prospectus or statement of additional information as from time to time in effect.

Contingent Deferred Sales Charge

Purchases of Class A shares of $1 million or more (or $500,000 or more in the case of certain Funds as described in their registration statements or prospectuses or statements of additional information as from time to time in effect) that are redeemed before the first day of the month in which the nine-month anniversary of such purchases may be subject to a CDSC of 1.00% of either the purchase price or the NAV of the shares redeemed, whichever is less, as described in each Fund’s registration statement or prospectus or statement of additional information as from time to time in effect; provided that the period of time, and the percentage level of the CDSC, may be less for any Fund if so specified in the Fund’s registration statement or prospectus or statement of additional information as from time to time in effect.

Class A shares are not otherwise subject to a CDSC.

The CDSC on Class A shares is subject to reduction or waiver in certain circumstances, as permitted by Rule 6c-10 under the 1940 Act and as described in the applicable Fund registration statement or prospectus or statement of additional information as from time to time in effect.

CLASS B SHARES

Distribution and Service Fees

Class B shares pay distribution and service fees pursuant to plans adopted pursuant to Rule 12b-1 under the 1940 Act (the “Class B Plans”). Class B shares also bear any costs associated with obtaining shareholder approval of the Class B Plans or any amendment to a Class B Plan. Pursuant to the Class B Plans, Class B shares may pay up to 1.00% of the relevant Fund’s average net assets attributable to Class B shares (which percentage may be less for any Fund, as described in the Fund’s registration statement or prospectus or statement of additional information as from time to time in effect). Amounts payable under the Class B Plans are subject to such further limitations as the Trustees may from time to time determine and as set forth in the registration statement or prospectus or statement of additional information of each Fund as from time to time in effect.

Investor Servicing Fees

Investor servicing fees (determined pursuant to the Memorandum regarding Investor Servicing Compensation Arrangements for the Funds as from time to time in effect) that are not specifically payable by Class R5 or Class R6 shares are allocated among the other classes of shares (Class A shares, Class B shares, Class C shares, Class M shares, Class R shares, Class T shares and Class Y shares, as applicable) of each Fund based on the net assets of each Fund attributable to shares of each class.

Conversion Features

Class B shares automatically convert to Class A shares of the same Fund no later than the end of the month in which the eighth anniversary of the date of purchase occurs (or such earlier date as the Trustees of a Fund may authorize), except that Class B shares purchased through the reinvestment of dividends and other distributions on Class B shares convert to Class A shares at the same time as the shares with respect to which they were purchased are converted and Class B shares acquired by the exchange of Class B shares of another Fund will convert to Class A shares based on the time of the initial purchase.

Exchange Features

Class B shares of any Fund may be exchanged, at the holder’s option, for Class B shares of any other Fund that offers Class B shares without the payment of a sales charge, provided that Class B shares of such other Fund are available to residents of the relevant state. The holding period for determining any CDSC will include the holding period of the shares exchanged, and will be calculated using the schedule of any Fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such Class B shares.

Initial Sales Charge

Class B shares are offered at their NAV, without an initial sales charge.

Contingent Deferred Sales Charge

Class B shares that are redeemed within 6 years of purchase are subject to a CDSC of up to 5.00% of either the purchase price or the NAV of the shares redeemed, whichever is less

(provided that the period of time, and the percentage level of the CDSC, may be less for any Fund if so specified in the Fund’s registration statement or prospectus or statement of additional information as from time to time in effect); such percentage declines the longer the shares are held, as described in the Funds’ registration statements or prospectuses and statements of additional information as from time to time in effect. Class B shares purchased with reinvested dividends or capital gains are not subject to a CDSC.

The CDSC on Class B shares is subject to reduction or waiver in certain circumstances, as permitted by Rule 6c-10 under the 1940 Act and as described in the applicable Fund’s registration statement or prospectus or statement of additional information as from time to time in effect.

CLASS C SHARES

Distribution and Service Fees

Class C shares pay distribution and service fees pursuant to plans adopted pursuant to Rule 12b-1 under the 1940 Act (the “Class C Plans”). Class C shares also bear any costs associated with obtaining shareholder approval of the Class C Plans or any amendment to a Class C Plan. Pursuant to the Class C Plans, Class C shares may pay up to 1.00% of the relevant Fund’s average net assets attributable to the Class C shares (which percentage may be less for any Fund, as described in the Fund’s registration statement or prospectus or statement of additional information as from time to time in effect). Amounts payable under the Class C Plans are subject to such further limitations as the Trustees may from time to time determine and as set forth in the registration statement or prospectus or statement of additional information of each Fund as from time to time in effect.

Investor Servicing Fees

Investor servicing fees (determined pursuant to the Memorandum regarding Investor Servicing Compensation Arrangements for the Funds as from time to time in effect) that are not specifically payable by Class R5 or Class R6 shares are allocated among the other classes of shares (Class A shares, Class B shares, Class C shares, Class M shares, Class R shares, Class T shares and Class Y shares, as applicable) of each Fund based on the net assets of each Fund attributable to shares of each class.

Conversion Features

Class C shares do not convert to any other class of shares.

Exchange Features

Class C shares of any Fund may be exchanged, at the holder’s option, for Class C shares of any other Fund that offers Class C shares without the payment of a sales charge, provided that Class C shares of such other Fund are available to residents of the relevant state. The holding period for determining any CDSC will include the holding period of the shares exchanged, and will be calculated using the schedule of any Fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such Class C shares. Exchange privileges for Class C shares offered outside the United States may vary.

Class C shares of any Fund held by a shareholder eligible to purchase Class Y shares may be exchanged, at the holder’s option, for Class Y shares of the same Fund, provided that Class Y shares of such Fund are available to residents of the relevant state and provided that the Class C shares are no longer CDSC-eligible.

Class C shares of any Fund held by a shareholder eligible to purchase class A shares without a sales charge because the shareholder is a (i) client of a broker-dealer, financial institution, financial intermediary or registered investment advisor that is approved by Putnam Retail Management and charges a fee for advisory or investment services or (ii) client of a broker-dealer, financial institution, or financial intermediary that has entered into an agreement with Putnam Retail Management to offer shares through a fund “supermarket” or retail self-directed brokerage account (with or without the imposition of a transaction fee) may be exchanged, at the holder’s option, for Class A shares of the same Fund, provided that Class A shares of such Fund are available to residents of the relevant state and provided that the Class C shares are no longer CDSC-eligible.

(i) The same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record, (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange. None of the Putnam funds, Putnam Retail Management or Putnam Investor Services are responsible for any determinations made, or any actions taken, by a shareholder’s dealer of record in respect of same-fund exchanges.

Initial Sales Charge

Class C shares are offered at their NAV, without an initial sales charge.

Contingent Deferred Sales Charge

Class C shares are subject to a 1.00% CDSC if the shares are redeemed within one year of purchase; provided that the period of time, and the percentage level of the CDSC, may be less for any Fund if so specified in the Fund’s registration statement or prospectus or statement of additional information as from time to time in effect. Class C shares purchased with reinvested dividends or capital gains are not subject to a CDSC.

The CDSC on Class C shares is subject to reduction or waiver in certain circumstances, as permitted by Rule 6c-10 under the 1940 Act and as described in the applicable Fund’s registration statement or prospectus or statement of additional information as from time to time in effect.

CLASS M SHARES

Distribution and Service Fees

Class M shares pay distribution and service fees pursuant to plans adopted pursuant to Rule 12b-1 under the 1940 Act (the “Class M Plans”). Class M shares also bear any costs associated with obtaining shareholder approval of the Class M Plans or any amendment to a Class M Plan. Pursuant to the Class M Plans, Class M shares may pay up to 1.00% of the relevant Fund’s average net assets attributable to Class M shares (which percentage may be less for any Fund, as described in the Fund’s registration statement or prospectus or statement of additional information as from time to time in effect). Amounts payable under the Class M Plans are subject to such further limitations as the Trustees may from time to time determine and as set forth in the registration statement or prospectus or statement of additional information of each Fund as from time to time in effect.

Investor Servicing Fees

Investor servicing fees (determined pursuant to the Memorandum regarding Investor Servicing Compensation Arrangements for the Funds as from time to time in effect) that are not specifically payable by Class R5 or Class R6 shares are allocated among the other classes of shares (Class A shares, Class B shares, Class C shares, Class M shares, Class R shares, Class T shares and Class Y shares, as applicable) of each Fund based on the net assets of each Fund attributable to shares of each class.

Conversion Features

Class M shares do not convert to any other class of shares.

Exchange Features

Class M shares of any Fund other than Putnam Money Market Fund may be exchanged, at the holder’s option, for Class M shares of any other Fund that offers Class M shares without the payment of a sales charge, provided that Class M shares of such other Fund are available to residents of the relevant state. Class M shares of Putnam Money Market Fund may be exchanged, at the holder’s option, for Class B, Class C or Class M shares of any other Fund that offers such classes of shares in the relevant state without the current payment of a CDSC, but, in the case of exchanges for Class M shares of another Fund, may be subject to a front-end sales charge upon such exchange. The holding period for determining any CDSC applicable to the shares received in such exchange will include the holding period of the shares exchanged, and will be calculated using the schedule of any Fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such shares. Exchange privileges for Class M shares offered outside the United States may vary.

Initial Sales Charge

Class M shares are offered at a public offering price that is equal to their NAV plus a sales charge of up to 3.50% of the public offering price (which maximum may be less for any Fund, as described in the Fund’s registration statement or prospectus or statement of additional information as from time to time in effect). The sales charges on Class M shares are subject to reduction or waiver as permitted by Rule 22d-1 under the 1940 Act and as described in the applicable Fund’s registration statement or prospectus or statement of additional information as from time to time in effect.

Contingent Deferred Sales Charge

Certain purchases of Class M that are redeemed within one year of purchase may be subject to a CDSC of up to 0.65% of either the purchase price or the NAV of the shares redeemed, whichever is less, as described in each Fund’s registration statement or prospectus or statement of additional information as from time to time in effect; provided that the period of time, and the percentage level of the CDSC, may be less for any Fund if so specified in the Fund’s registration statement or prospectus or statement of additional information as from time to time in effect. Class M shares are otherwise not subject to a CDSC.

The CDSC on Class M shares is subject to reduction or waiver in certain circumstances, as permitted by Rule 6c-10 under the 1940 Act and as described in the applicable Fund’s registration statement or prospectus or statement of additional information as from time to time in effect.

CLASS R SHARES

Distribution and Service Fees

Class R shares pay distribution and service fees pursuant to plans adopted pursuant to Rule 12b-1 under the 1940 Act (the “Class R Plans”). Class R shares also bear any costs associated with obtaining shareholder approval of the Class R Plans or any amendment to a Class R Plan. Pursuant to the Class R Plans, Class R shares may pay up to 1.00% of the relevant Fund’s average net assets attributable to Class R shares (which percentage may be less for any Fund, as described in the Fund’s registration statement or prospectus or statement of additional information as from time to time in effect). Amounts payable under the Class R Plans are subject to such further limitations as the Trustees may from time to time determine and as set forth in the registration statement or prospectus or statement of additional information of each Fund as from time to time in effect.

Investor Servicing Fees

Investor servicing fees (determined pursuant to the Memorandum regarding Investor Servicing Compensation Arrangements for the Funds as from time to time in effect) that are not specifically payable by Class R5 or Class R6 shares are allocated among the other classes of shares (Class A shares, Class B shares, Class C shares, Class M shares, Class R shares, Class T shares and Class Y shares, as applicable) of each Fund based on the net assets of each Fund attributable to shares of each class.

Conversion Features

Class R shares do not convert to any other class of shares.

Exchange Features

Class R shares of any Fund may be exchanged, at the holder’s option, for Class R shares of any other Fund that offers Class R shares without the payment of a sales charge, provided that Class R shares of such other Fund are available to residents of the relevant state.

Class R shares of any Fund held by a shareholder eligible to purchase Class R5 shares may also be exchanged, at the holder’s option, for Class R5 shares of the same Fund, provided that Class R5 shares of such Fund are available to residents of the relevant state and further provided that Class R5 shares of such Fund are available through the relevant retirement plan. No sales charges or other charges will apply to any such exchange.

Class R shares of any Fund held by a shareholder eligible to purchase Class R6 shares may also be exchanged, at the holder’s option, for Class R6 shares of the same Fund, provided that Class R6 shares of such Fund are available to residents of the relevant state and further provided that Class R6 shares of such Fund are available through the relevant retirement plan. No sales charges or other charges will apply to any such exchange.

(i) The same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record, (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange. None of the Putnam funds, Putnam Retail Management or Putnam Investor Services are responsible for any determinations made, or any actions taken, by a shareholder’s dealer of record in respect of same-fund exchanges.

Initial Sales Charge

Class R shares are offered at their NAV, without any sales charge.

Contingent Deferred Sales Charge

Class R shares are not subject to any CDSC.

CLASS R5 SHARES

Distribution and Service Fees

Class R5 shares do not pay a distribution or service fee.

Investor Servicing Fees

Class R5 shares pay an investor servicing fee at the rates set forth for Class R5 shares in the Memorandum regarding Investor Servicing Compensation Arrangements for the Funds as from time to time in effect.

Conversion Features

Class R5 shares do not convert to any other class of shares.

Exchange Features

Class R5 shares of any Fund may be exchanged, at the holder’s option, for Class R5 shares of any other Fund that offers Class R5 shares without the payment of a sales charge, provided that Class R5 shares of such other Fund are available to residents of the relevant state, and further provided that shares of such other Fund are available through the relevant retirement plan.

Class R5 shares of any Fund held by a shareholder eligible to purchase Class A, Class R, Class R6 or Class Y shares may be exchanged, at the holder’s option, for Class A, Class R, Class R6 or Class Y shares of the same Fund, provided that Class A, Class R, Class R6 or Class Y shares are available to residents of the relevant state, and further provided that Class A, Class R, Class R6 or Class Y shares are available through the relevant retirement plan. No sales charges or other charges will apply to any such exchange.

(i) The same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record, (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange. None of the Putnam funds, Putnam Retail Management or Putnam Investor Services are responsible for any determinations made, or any actions taken, by a shareholder’s dealer of record in respect of same-fund exchanges.

Initial Sales Charge

Class R5 shares are offered at their NAV, without an initial sales charge.

Contingent Deferred Sales Charge

Class R5 shares are not subject to any CDSC.

CLASS R6 SHARES

Distribution and Service Fees

Class R6 shares do not pay a distribution or service fee.

Investor Servicing Fees

Class R6 shares pay an investor servicing fee at the rates set forth for Class R6 shares in the Memorandum regarding Investor Servicing Compensation Arrangements for the Funds as from time to time in effect.

Conversion Features

Class R6 shares do not convert to any other class of shares.

Exchange Features

Class R6 shares of any Fund may be exchanged, at the holder’s option, for Class R6 shares of any other Fund that offers Class R6 shares without the payment of a sales charge, provided that Class R6 shares of such other Fund are available to residents of the relevant state, and further provided that shares of such other Fund are available through the relevant retirement plan.

Class R6 shares of any Fund held by a shareholder eligible to purchase Class A, Class R, Class R5 or Class Y shares may be exchanged, at the holder’s option, for Class A, Class R, Class R5 or Class Y shares of the same Fund, provided that Class A, Class R, Class R5 or Class Y shares are available to residents of the relevant state, and further provided that Class A, Class R, Class R5 or Class Y shares are available through the relevant retirement plan. No sales charges or other charges will apply to any such exchange.

(i) The same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record, (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange. None of the Putnam funds, Putnam Retail Management or Putnam Investor Services are responsible for any determinations made, or any actions taken, by a shareholder’s dealer of record in respect of same-fund exchanges.

Initial Sales Charge

Class R6 shares are offered at their NAV, without an initial sales charge.

Contingent Deferred Sales Charge

Class R6 shares are not subject to any CDSC.

CLASS T SHARES

Distribution and Service Fees

Class T shares pay distribution and service fees pursuant to plans (the “Class T Plans”) adopted pursuant to Rule 12b-1 under the 1940 Act. Class T shares also bear any costs associated with obtaining shareholder approval of the Class T Plans or any amendment to a Class T Plan. Pursuant to the Class T Plans, Class T shares may pay up to 0.35% of the relevant Fund’s average net assets attributable to the Class T shares (which percentage may be less for any Fund, as described in the Fund’s registration statement or prospectus or statement of additional information as from time to time in effect). Amounts payable under the Class T Plans are subject to such further limitations as the Trustees may from time to time determine and as set forth in the registration statement or prospectus or statement of additional information of each Fund as from time to time in effect.

Investor Servicing Fees

Investor servicing fees (determined pursuant to the Memorandum regarding Investor Servicing Compensation Arrangements for the Funds as from time to time in effect) that are not specifically payable by Class R5 or Class R6 shares are allocated among the other classes of shares (Class A shares, Class B shares, Class C shares, Class M shares, Class R shares, Class T shares and Class Y shares, as applicable) of each Fund based on the net assets of each Fund attributable to shares of each class.

Conversion Features

Class T shares do not convert to any other class of shares.

Exchange Features

Class T shares of any Fund may be exchanged, at the holder’s option, for Class A or T shares of any other Fund that offers Class A or T shares without the payment of a CDSC, provided that Class A or T shares of such other Fund are available to residents of the relevant state. Such exchanges may be subject to an initial sales charge.

Class T shares of Putnam Money Market Fund may also be exchanged, at the holder’s option, for Class B or Class C shares of any other Fund that offers such classes of shares in the relevant state. The holding period for determining any CDSC applicable to the shares received in the exchange will include the holding period of the shares exchanged, and will be calculated using the schedule of any Fund into or from which shares have been exchanged that would result in the highest CDSC applicable to such shares.

Initial Sales Charge

Class T shares are offered at a public offering price that is equal to their NAV plus a sales charge of up to 5.25% of the public offering price (which maximum may be less for certain Funds, as described in each Fund’s registration statement or prospectus or statement of additional information as from time to time in effect). The sales charges on Class T shares are subject to reduction or waiver as permitted by Rule 22d-1 under the 1940 Act and as described in the applicable Fund’s registration statement or prospectus or statement of additional information as from time to time in effect.

Contingent Deferred Sales Charge

Purchases of Class T shares that (1) were acquired by exchanging shares from another Fund that were purchased without an initial sales charge and (2) are redeemed before the first day of the month in which the nine-month anniversary of such original purchase are subject to a CDSC of 1.00% of either such original purchase price or the NAV of the shares redeemed, whichever is less, as described in each Fund’s registration statement or prospectus or statement of additional information from time to time in effect; provided that the period of time, and the percentage level of the CDSC, may be less for any Fund if so specified in the Fund’s registration statement or prospectus or statement of additional information as from time to time in effect. Class T shares are not otherwise subject to a CDSC.

The CDSC on Class T shares is subject to reduction or waiver in certain circumstances, as permitted by Rule 6c-10 under the 1940 Act and as described in the Funds’ registration statements or prospectuses and statements of additional information as from time to time in effect.

CLASS Y SHARES

Distribution and Service Fees

Class Y shares do not pay a distribution or service fee.

Investor Servicing Fees

Investor servicing fees (determined pursuant to the Memorandum regarding Investor Servicing Compensation Arrangements for the Funds as from time to time in effect) that are not specifically payable by Class R5 or Class R6 shares are allocated among the other classes of shares (Class A shares, Class B shares, Class C shares, Class M shares, Class R shares, Class T shares and Class Y shares, as applicable) of each Fund based on the net assets of each Fund attributable to shares of each class.

Conversion Features

Class Y shares do not convert to any other class of shares.

Exchange Features

Class Y shares of any Fund may be exchanged, at the holder’s option, for Class Y shares of any other Fund that offers Class Y shares without the payment of a sales charge, provided that Class Y shares of such other Fund are available to residents of the relevant state, and further provided that shares of such other Fund are available through the relevant retirement plan or platform.

Class Y shares of any Fund held by a shareholder eligible to purchase Class A or Class C shares may be exchanged, at the holder’s option, for Class A or Class C shares of the same Fund without payment of any initial sales charge, provided that Class A or Class C shares of such Fund are available to residents of the relevant state. Class A shares issued in such an exchange will not be subject to any initial sales charge; however, any subsequent purchases of Class A shares by the shareholder will be subject to the initial sales charge applicable to Class A shares (as described in the Fund’s registration statement or prospectus or statement of additional information as from time to time in effect).

In addition, Class Y shares of any Fund that are offered in conjunction with Class A shares of Putnam Money Market Fund may be exchanged, at the holder’s option, for Class A shares of Putnam Money Market Fund without the payment of a CDSC.

Class Y shares of any Fund held by a shareholder eligible to purchase Class R5 shares may also be exchanged, at the holder’s option, for Class R5 shares of the same Fund, provided that Class R5 shares of such Fund are available to residents of the relevant state and further provided that Class R5 shares of such Fund are available through the relevant retirement plan. No sales charges or other charges will apply to any such exchange.

Class Y shares of any Fund held by a shareholder eligible to purchase Class R6 shares may also be exchanged, at the holder’s option, for Class R6 shares of the same Fund, provided that Class R6 shares of such Fund are available to residents of the relevant state and further provided that Class R6 shares of such Fund are available through the relevant retirement plan. No sales charges or other charges will apply to any such exchange.

(i) The same-fund exchange privilege may be effected only if permitted by a shareholder’s dealer of record, (ii) the same-fund exchange privilege may not be available for all accounts and may not be offered by all dealers, financial institutions and other intermediaries through which a shareholder may hold shares, and (iii) the dealer of record through whom a shareholder holds shares may be authorized (e.g., under its account or similar agreement with a shareholder) to reject any same-fund exchange. None of the Putnam funds, Putnam Retail Management or Putnam Investor Services are responsible for any determinations made, or any actions taken, by a shareholder’s dealer of record in respect of same-fund exchanges.

Initial Sales Charge

Class Y shares are offered at their NAV, without an initial sales charge.

Contingent Deferred Sales Charge

Class Y shares are not subject to any CDSC.

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